SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  For  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2)
[X] Definitive  Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               RONSON CORPORATION
                (Name of Registrant as Specified in its Charter)

             ------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]        $125  per  Exchange  Act  Rules   0-11(c)(1)(ii),   14a-6(i)(1),   or
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

                               RONSON CORPORATION
                               Corporate Park III
                                  Campus Drive
                              Post Office Box 6707
                           Somerset, New Jersey 08875

- --------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 27, 1996
- --------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Ronson Corporation (the "Company") will be held at the Quality Inn, 1850 Easton Avenue, Somerset, New Jersey, on August 27, 1996 at 10 o'clock a.m. (Eastern Daylight Time) for the following purposes:

          1. To elect three (3) directors;

          2. To ratify the appointment of Demetrius & Company, L.L.C. as independent auditors for the Company for the year 1996;

          3. To approve and ratify the adoption of the Ronson Corporation 1996 Incentive Stock Option Plan;

          4. To consider and act upon such other business which may properly come before the Meeting.

     The Board of Directors has fixed the close of business on July 19, 1996 as the time as of which the stockholders of record entitled to notice of and to vote at the Meeting will be determined.

     You are cordially invited to attend the Meeting in person or to send a proxy so that your shares may be represented. Even though you have sent a proxy, if you attend the Meeting in person, you may revoke the proxy and vote your shares in person.

     A proxy is enclosed with this notice, together with a postage-paid return envelope. Please date and sign the proxy and mail it in the return envelope.


                                                  Justin P. Walder
                                                     Secretary

Dated: July 29, 1996

                               RONSON CORPORATION
                               Corporate Park III
                                  Campus Drive
                              Post Office Box 6707
                           Somerset, New Jersey 08875

- --------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 27, 1996
- --------------------------------------------------------------------------------

     The enclosed proxy is solicited by the Board of Directors (the "Board") of Ronson Corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on August 27, 1996 at 10 o'clock a.m. (Eastern Daylight Time), at the Quality Inn, 1850 Easton Avenue, Somerset, New Jersey, and at any adjournment thereof. The Meeting has been called for the following purposes:

     1. To elect three (3) directors;

     2. To ratify the appointment of Demetrius & Company, L.L.C. as independent auditors for the Company for the year 1996;

     3. To approve and ratify the adoption of the Ronson Corporation 1996 Incentive Stock Option Plan;

     4. To consider and act upon such other business which may properly come before the Meeting.

     Stockholders are requested to date and execute the enclosed form of proxy and return it in the postage-paid return envelope provided. If the enclosed proxy is signed and returned prior to the Meeting, it will be voted, unless subsequently revoked, in accordance with the specification made thereon or, if no specification is made, in accordance with the recommendations of management. The enclosed proxy may be revoked at any time prior to the voting thereof by notifying the Secretary of the Company in writing of the revocation or by filing with the Secretary another duly executed proxy bearing a later date. Even though you have sent a proxy, if you attend the Meeting in person, you may revoke the proxy and vote your shares in person. Under New Jersey law, your attendance at the Meeting by itself does not revoke your proxy, a written notice of revocation filed with the Secretary of the Meeting prior to the voting of the proxy is also necessary.

     This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about July 29, 1996. The expenses of preparing, assembling, printing and mailing these proxy materials will be paid by the Company.

     The Company will also reimburse brokers, fiduciaries and nominees for the cost of forwarding proxies and proxy statements to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may also solicit proxies in person, by telephone or by telegraph. Directors and officers of the Company who may also solicit proxies will receive no additional compensation for rendering such services. To assist in the solicitation of proxies from all stockholders, including brokers, bank nominees, institutional holders and others, the Company has engaged Morrow & Co. of New York City for a fee estimated to be approximately $3,500 plus out of pocket expenses.

Quorum and Voting

     The Company has outstanding only one class of voting securities, Common Stock. Each share of Common Stock is entitled to one vote. Only stockholders of record at the close of business on July 19, 1996 are entitled to vote at the Meeting. There were 1,801,535 shares of the Company's Common Stock outstanding at the close of business on July 19, 1996.

     The affirmative vote of holders of a majority of the Company's Common Stock present at the Meeting in person or by proxy is required to elect three (3) Company directors, to ratify the appointment of Demetrius & Company, L.L.C. as the Company's independent auditors for the year 1996, and to approve and ratify the adoption of the Ronson Corporation 1996 Incentive Stock Option Plan, provided that a quorum, consisting of at least a majority of the Company's outstanding Common Stock, is present.

Principal Holders of the Company's Voting Securities

     Set forth below are the persons who, to the best of management's knowledge, own beneficially more than five percent of any class of the Company's voting securities, together with the number of shares so owned and the percentage which such number constitutes of the total number of shares of such class presently outstanding:

 Title of                      Name and Address of                      Amount and Nature of              Percent of
   Class                        Beneficial Owner                        Beneficial Ownership                 Class
- ---------------------------------------------------------------------------------------------------------------------------
Common                  Louis V. Aronson II                                  486,935 (1)(2)              24.7% (1)(2)
                        Campus Drive
                        P.O. Box 6707
                        Somerset, New Jersey 08875

Common                  Ronson Corporation Retirement Plan                   165,260 (2)                  8.7% (2)
                        Campus Drive
                        P.O. Box 6707
                        Somerset, New Jersey 08875

Common                  Patrick Kintz                                        224,166 (3)                 12.4% (3)
                        8323 Misty Vale
                        Houston, Texas 77075

- ---------------------------------------------------------------------------------------------------------------------------

(1) Includes 166,979 shares of unissued Common Stock issuable to Mr. L.V. Aronson upon conversion of 166,979 shares of 12% Cumulative Convertible Preferred Stock owned by Mr. L.V. Aronson. The above does not include 22,500 shares of unissued Common Stock issuable to Mr. L.V. Aronson upon exercise of stock options held by Mr. L.V. Aronson for 22,500 shares under the Ronson Corporation 1996 Incentive Stock Option Plan ("1996 Plan"). The options under the 1996 Plan are subject to the approval of the stockholders at the Meeting as set forth herein.

(2) The Ronson Corporation Retirement Plan ("Retirement Plan") is the beneficial owner of 165,260 shares which include 91,487 shares of unissued Common Stock issuable to the Retirement Plan upon conversion of 91,487
     shares  of  12%  Cumulative   Convertible  Preferred  Stock  owned  by  the
     Retirement Plan. The shares held by the Retirement Plan are voted by the Retirement Plan's trustees, Messrs. L.V. Aronson, E.M. Ganz and I.M. Gedinsky. If the shares held by the Retirement Plan were included in Mr. L.V. Aronson's beneficial ownership, Mr. L.V. Aronson's beneficial ownership would be 652,195 shares, or 31.7% of the class. If the shares held by the Retirement Plan were included in Mr. Ganz's beneficial ownership, Mr. Ganz's beneficial ownership would be 182,063 shares, or 9.6% of the class. If the shares held by the Retirement Plan were included in Mr. Gedinsky's beneficial ownership, Mr. Gedinsky's beneficial ownership would be 165,260 shares or 8.7% of the class. The Retirement Plan's holdings were reported in 1988 on Schedule 13G.

(3) Includes 196,066 shares of Common Stock owned directly, 25,000 shares owned as joint tenant with his spouse and 3,000 shares owned by his spouse. This information was provided to the Company by Mr. Kintz.


Security Ownership of Management

     The following table shows the number of shares of Common Stock beneficially owned by each director and nominee and by all directors and officers as a group as of July 19, 1996, and the percentage of the total shares of Common Stock outstanding on July 19, 1996 owned by each individual and by the group shown in the table. Individuals have sole voting and investment power over the stock shown unless otherwise indicated in the footnotes:

                 Name of Individual or                                    Amount and Nature of             Percent of
                   Identity of Group                                     Beneficial Ownership(2)              Class
- ---------------------------------------------------------------------------------------------------------------------------
Louis V. Aronson II                                                             486,935 (3)                 24.7% (3)
Robert A. Aronson                                                                 1,599                     (1)
Barton P. Ferris, Jr.                                                            36,349                      2.0%
Erwin M. Ganz                                                                    16,803 (3)                 (1) (3)
Gerard J. Quinnan                                                                   500                     (1)
Justin P. Walder                                                                 24,981                      1.4%
Saul H. Weisman                                                                   7,923                     (1)
All directors and officers as a group (nine (9)
   individuals including those named above)                                     596,490                     29.3%
- ---------------------------------------------------------------------------------------------------------------------------

(1)  Shares owned beneficially are less than 1% of total shares outstanding.

(2) Shares listed as owned beneficially include unissued Common Stock issuable upon conversion of 219,070 shares of 12% Cumulative Convertible Preferred Stock and exercise of 13,500 shares subject to option under the Ronson Corporation 1983 and 1987 Incentive Stock Option Plans as follows (refer to
     Note 4 below regarding shares of Common Stock subject to options under the 1996 Plan):

                                                   12% Cumulative                                      Additional
                                                    Convertible               Common Shares           Common Shares
                                                  Preferred Shares            Under Option         Under 1996 Plan (4)
- ---------------------------------------------------------------------------------------------------------------------------
     Louis V. Aronson II                             166,979                      --                      22,500
     Robert A. Aronson                                   566                      --                         --
     Barton P. Ferris, Jr.                            25,411                      --                         --
     Erwin M. Ganz                                     7,843                      --                         --
     Gerard J. Quinnan                                   --                       --                         --
     Justin P. Walder                                 13,603                      --                       5,000
     Saul H. Weisman                                   4,568                      --                         --
     All directors and officers as a group
       (nine (9) individuals including
       those named above)                            219,070                   13,500                     41,000

(3) Does not include 73,773 shares of issued Common Stock owned by the Retirement Plan and 91,487 shares of unissued Common Stock issuable to the Retirement Plan upon conversion of 91,487 shares of 12% Cumulative Convertible Preferred Stock. The shares held by the Retirement Plan are voted by the Retirement Plan's trustees, Messrs. L.V. Aronson, Ganz and Gedinsky. If the shares held by the Retirement Plan were included in Mr. L.V. Aronson's beneficial ownership, Mr. L.V. Aronson's beneficial ownership would be 652,195 shares or 31.7% of the class. If the shares held by the Retirement Plan were included in Mr. Ganz's beneficial ownership, Mr. Ganz's beneficial ownership would be 182,063 shares, or 9.6% of the class.

(4) The Additional Common Shares Under the 1996 Plan are unissued Common Stock issuable to the above individuals upon exercise of stock options held by them under the 1996 Plan. The options under the 1996 Plan are subject to the approval of the stockholders at the Meeting as set forth herein.

ELECTION OF DIRECTORS

     Pursuant to the Company's  Certificate of Incorporation  and Bylaws,  three
(3) directors are to be elected at this year's Meeting, two (2) to fill Class III director positions that will expire with the 1999 Annual Meeting of Stockholders and one (1) to fill a Class I director position that will expire with the 1997 Annual Meeting of Stockholders. The Nominating Committee of the Board has nominated Messrs. Louis V. Aronson II and Barton P. Ferris, Jr. for election as the Class III directors and Gerard J. Quinnan as the Class I director. (Classification of the Board was adopted pursuant to an amendment to the Company's Certificate of Incorporation which was approved by the stockholders of the Company at an Annual Meeting of Stockholders held on November 8, 1983.)

     Proxies will be voted for the election of such nominees unless contrary instructions are set forth on the proxy.

     The Board of Directors recommends that stockholders vote FOR the two nominated directors to fill the Class III positions and one nominated director to fill the Class I position, and signed proxies returned unmarked will be voted FOR the nominated directors.

     The following table contains information regarding the present Board, including information regarding the nominees for election, who are currently directors of the Company.

                                                                         Positions and Offices with Company
                                                                         Presently Held (other than that of
                                                       Term as          Director); Business Experience During
                                    Period Served     Director          Past Five Years (with Company unless
  Name of Director            Age     As Director      Expires                    otherwise noted)
- ---------------------------------------------------------------------------------------------------------------------------
Louis V. Aronson II           73     1952 - Present     1996     President & Chief Executive Officer; Chairman of
                                                                 Executive Committee and Finance Committee; Member
                                                                 of Nominating Committee.

Robert A. Aronson             46     1993 - Present     1998     Member of Audit Committee and Finance
                                                                 Committee; Managing Member of Independence
                                                                 Leather, L.L.C., Newark, NJ, the principal
                                                                 business of which is the import of leather
                                                                 products, May 1996 to present; Senior Vice
                                                                 President/Chief Financial Officer of Dreher, Inc.,
                                                                 Newark, NJ, the principal business of which is the
                                                                 manufacture and import of leather products,
                                                                 October 1987 to May 1996; son of the President and
                                                                 Chief Executive Officer of the Company.

Barton P. Ferris, Jr.         56     1989 - Present     1996     Member of Finance Committee;
                                                                 Managing Director-Corporate Finance, Commonwealth
                                                                 Associates, New York, NY, the principal business
                                                                 of which is investment banking and securities
                                                                 brokerage, October 1995 to present; Managing
                                                                 Director-Investment Banking, Lepercq, de Neuflize
                                                                 & Co. Incorporated, New York, NY, the principal
                                                                 business of which is investment banking and money
                                                                 management, January 1990 to October 1995; Director
                                                                 of Family Bargain Corporation.

Erwin M. Ganz                66     1976 - Present     1998      Chairman of Audit Committee; Member of Executive
                                                                 Committee, Finance Committee and Nominating
                                                                 Committee; Executive Vice President-Industrial
                                                                 Operations, 1975-1993; Chief Financial Officer,
                                                                 1987-1993.

Gerard J. Quinnan            67     June 1996 -        1996      Consultant for the Company, 1990-present;
                                    Present                      Vice President-General Manager of Ronson Consumer
                                                                 Products Corporation, 1981-1990.

                                                                         Positions and Offices with Company
                                                                         Presently Held (other than that of
                                                       Term as          Director); Business Experience During
                                    Period Served     Director          Past Five Years (with Company unless
  Name of Director            Age     As Director      Expires                    otherwise noted)
- ---------------------------------------------------------------------------------------------------------------------------
Justin P. Walder              60     1972 - Present     1998     Secretary; Assistant Corporation Counsel;
                                                                 Member of Executive Committee and Nominating
                                                                 Committee; Principal in Walder, Sondak & Brogan,
                                                                 P.A., Attorneys at Law, Roseland, NJ.

Saul H. Weisman               70     1978 - Present     1997     Member of Executive Committee and Audit Committee;
                                                                 President, Jarett Industries, Inc., Cedar Knolls,
                                                                 NJ, the principal business of which is the sale of
                                                                 hydraulic and pneumatic equipment to industry.

     No director also serves as a director of another company registered under the Securities Exchange Act of 1934, except for Mr. Ferris, who serves as a director of Family Bargain Corporation.

     The following table sets forth certain information concerning the executive officers of the Company:

                                                                              Positions and Offices
                                               Period Served                      with Company;
             Name                   Age         as Officer                    Family Relationships
- ---------------------------------------------------------------------------------------------------------------------------
Louis V. Aronson II                 73        1953 - Present           President & Chief Executive Officer;
                                                                       Chairman of the Executive Committee and the
                                                                       Finance Committee; Director.


Daryl K. Holcomb                    45        June 1996 - Present      Vice President;

                                              1993 - Present           Chief Financial Officer;

                                              1988 - Present           Controller and Treasurer; None.


Justin P. Walder                    60        1989 - Present           Secretary;

                                              1972 - Present           Assistant Corporation Counsel; Director; None.

     Messrs. L.V. Aronson and Holcomb have been employed by the Company in executive and/or professional capacities for at least the five year period immediately preceding the date hereof. Mr. Walder has been Secretary, Assistant Corporation Counsel and Director of the Company and a principal in Walder, Sondak & Brogan, P.A., Attorneys at Law, for at least the five year period preceding the date hereof.

                 Certain Relationships and Related Transactions

     Refer to Compensation Committee Interlocks and Insider Participation below for information in response to this item.

     During the year ended December 31, 1995, no director or officer of the Company was indebted to the Company or its subsidiaries.

BOARD OF DIRECTORS

     The Board of the Company held six (6) regular meetings during 1995. During the year 1995, each of the incumbent directors including those standing for reelection attended more than 75% of the total number of meetings of the Board and Committees on which he served.

     The Board currently has four standing Committees: Audit, Executive, Finance and Nominating.

     The Audit Committee consists of three individuals: Messrs. Ganz (Chairman), R.A. Aronson and Weisman. The Audit Committee recommends the selection of independent auditors for the Company, reviews the scope and timing of their work, reviews with the auditors the financial accounting and reporting principles used by the Company, the policies and procedures concerning audits, accounting and financial controls, and any recommendations to improve its existing practices. It also has general powers relating to accounting and auditing matters and reviews the results of the independent audit. The Audit Committee met one (1) time during 1995.

     The Executive Committee consists of four individuals: Messrs. L.V. Aronson (Chairman), Ganz, Walder and Weisman. The Executive Committee is empowered to exercise all the powers of the Board when the Board is not in session or when a quorum of the Board does not attend a meeting properly called, except that it shall not act in conflict with any action or position previously taken by the Board nor take certain other actions reserved to the Board. The Executive Committee met six (6) times during 1995.

     The Finance Committee consists of four individuals: Messrs. L.V. Aronson (Chairman), R.A. Aronson, Ferris and Ganz. The Finance Committee is authorized and directed to examine and inquire into the fiscal affairs of the Company and its financial structure, policies and operations and from time to time to make such reports and recommendations thereon to the Board as the Committee may deem advisable. The Finance Committee did not meet during 1995.

     The Nominating Committee consists of three individuals: Messrs. L.V. Aronson, Ganz and Walder. The Nominating Committee makes recommendations to the Board concerning the composition of the Board, including its size and the qualification of its membership. It also recommends nominees to fill vacancies or new positions on the Board and a slate of directors to serve as the Board's nominees for election by the stockholders at the Annual Meeting. The Nominating Committee met one (1) time during 1995. Written recommendations by stockholders concerning proposed nominees for election to the Board will be presented to the Nominating Committee for its consideration. Recommendations should be mailed to the Nominating Committee of the Board before February 28, 1997 in order to be considered in connection with the next Annual Meeting. Recommendations should include a brief description of the proposed nominee's qualifications and other relevant biographical data as well as a written consent of the proposed nominee to act as a director if nominated and elected.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The Summary Compensation Table presents compensation information for the years ended December 31, 1995, 1994 and 1993 for the Chief Executive Officer and the other executive officer of the Company whose base salary and bonus exceeded $100,000.

                                                 SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                             Compensa-         All
                                                                 Annual Compensation           tion           Other
                                                             ----------------------------    ---------       Compen-
                                                              Salary              Bonus      Options/        sation
    Name and Principal Position                Year             ($)             ($)   (1)    SARS (#)       ($)   (2)
- ---------------------------------------------------------------------------------------------------------------------------
Louis V. Aronson II                            1995          $403,882            $53,031           --        $ 9,264
  President & Chief                            1994           377,460             78,830           --          9,174
  Executive Officer                            1993           365,144             31,833           --         10,205

Daryl K. Holcomb                               1995           100,625             13,322         5,500         2,424
  Vice President &                             1994            95,625             20,583           --          2,040
  Chief Financial Officer,                     1993            95,000              7,716         7,000         2,040
  Controller & Treasurer
- ---------------------------------------------------------------------------------------------------------------------------

(1) The compensation included in the bonus column is an incentive payment resulting from the attainment by the Company's subsidiaries of certain levels of net sales and profits before taxes.

(2) In 1995, All Other Compensation included matching credits by the Company under its Employees' Savings Plan (Mr. L.V. Aronson, $3,000 and Mr. Holcomb, $2,424); and the cost of term life insurance included in split-dollar life insurance policies (Mr. L.V. Aronson, $6,264).

                                           OPTION GRANTS IN LAST FISCAL YEAR

                                                     Individual Grants                            Potential Realizable
                                  ----------------------------------------------------------        Value at Assumed
                                                                                                     Annual Rates of
                                                Percent of                                             Stock Price
                                               Total Options                                        Appreciation for
                                  Options       Granted to       Exercise                            Option Term (1)
                                  Granted      Employees in        Price         Expiration       ---------------------
            Name                    (#)         Fiscal Year      (per sh)           Date          5%               10%
- -----------------------------------------------------------------------------------------------------------------------
Daryl K. Holcomb                  5,500            100%           $1.625        May 22, 2000      $2,469        $5,456
- -----------------------------------------------------------------------------------------------------------------------

(1) Amounts for the named executive shown in these columns have been derived by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), multiplying the result by the number of shares covered by the options, and subtracting the aggregate exercise price of the options. The dollar amounts set forth under this heading are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission ("SEC") and, therefore, are not intended to forecast possible future appreciation, if any, of the stock price of the Company.

             AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table summarizes, for each of the named executive officers, the number of stock options unexercised at December 31, 1995. All options held by the named executives were exercisable at December 31, 1995. "In-the-money" options are those where the fair market value of the underlying securities exceeds the exercise price of the options.

                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                               FISCAL YEAR-END OPTION VALUES

                                                                                     Number of             Value of
                                                                                     Unexercised         In-the-Money
                                                                                     Options at           Options at
                                              Shares Acquired      Value (1)       FY-End (2) (5)         FY-End (3)
          Name                                  on Exercise        Realized          Exercisable          Exercisable
- ---------------------------------------------------------------------------------------------------------------------------
Louis V. Aronson II                               20,000             $34,750            20,000 (4)          $11,250
Daryl K. Holcomb                                      --                 --             20,000               48,663
- ---------------------------------------------------------------------------------------------------------------------------

(1) The value realized equals the market value of the Common Stock acquired on the date of exercise minus the exercise price.

(2) The options held by the named executive officers at December 31, 1995 are exercisable at any time and expire at various times from May 16, 1996, through May 22, 2000.

(3) The value of the unexercised options was determined by comparing the average of the bid and asked prices of the Company's Common Stock at December 31, 1995, to the option prices. All options held by the named executive officers were in-the-money at December 31, 1995.

(4) The options for 20,000 shares of Common Stock held by Mr. L.V. Aronson at December 31, 1995 were exercised in March 1996 at a price of $3.1875 per share, for a total cost of $63,750.

(5) Options under the 1996 Plan which were granted to the named executives, subject to stockholder approval, are not included in the table. These options granted in 1996 were 22,500 shares of Common Stock at $3.1625 per share to Mr. L.V. Aronson and 10,000 shares of Common Stock at $2.875 per share to Mr. Holcomb.

                            LONG-TERM INCENTIVE PLANS

     None.

                                  PENSION PLAN

     No named executive is a participant in a pension plan of the Company.


                            COMPENSATION OF DIRECTORS

     Effective November 21, 1995, directors who are not officers of the Company receive an annual fee of $7,500 and, in addition, are compensated at the rate of $600 for each Board meeting actually attended and $350 for each Committee meeting actually attended. Officers of the Company receive no compensation for their services on the Board or on any Committee.


               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

     Mr. L.V. Aronson II is a party to an employment contract with the Company dated September 21, 1978, which, as amended on July 24, 1980, July 1, 1982, October 11, 1985, July 7, 1988, May 10, 1989, August 22, 1991 and May 22, 1995,
provides for a term expiring December 31, 1998. The employment contract provides for the payment of a base salary which is to be increased 7% as of January 1 of each year. It also provides that the Company shall reimburse Mr. L.V. Aronson for expenses, provide him with an automobile, and pay a death benefit equal to two years' salary. During 1990, Mr. L.V. Aronson offered and accepted a 5% reduction in his base salary provided for by the terms of his employment contract, and, in addition, a 7% salary increase due January 1, 1991 under the terms of the contract was waived. During 1992 also, Mr. L.V. Aronson offered and accepted a 7% reduction in his base salary. Effective September 1, 1993, Mr. L.V. Aronson offered and accepted a further 5% reduction in his base salary. Under the employment contract, Mr. L.V. Aronson's full compensation will continue in the event of Mr. L.V. Aronson's disability for the duration of the agreement or one full year, whichever is later. The employment contract also provides that if, following a Change in Control (as defined in the employment contract), Mr. L.V. Aronson's employment with the Company terminated under prescribed circumstances as set forth in the employment contract, the Company will pay Mr. L.V. Aronson a lump sum equal to the base salary (including the required increases in base salary) for the remaining term of the employment contract.

                              REPRICING OF OPTIONS

     No options were repriced during the year ended December 31, 1995.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of the Company, as a whole, provides overall guidance of the Company's executive compensation program. All members of the Board participate in the review and approval of each of the components of the Company's executive compensation program described below, except that no director who is also a Company employee participates in the review and approval of his compensation. Directors of the Company who are also current employees of the Company are Messrs. L.V. Aronson and Walder. Directors of the Company who are also former employees of the Company are Messrs. R.A. Aronson, whose employment with the Company ceased in 1987, Ganz, who retired from the Company in 1993, and Quinnan, who retired from Ronson Consumer Products in 1990. Mr. Ganz has a consulting agreement with the Company for the period ending December 31, 1997 which is cancellable at any time by either party with 60 days notice and which compensated Mr. Ganz for his services in the amount of $55,000 in the year ended December 31, 1995, and provides compensation of $57,500 per year for the years ending December 31, 1996 and 1997, plus participation in the Company's health and life insurance plans. Mr. Quinnan performs consulting services for Ronson Consumer Products, and, in 1995, Mr. Quinnan was compensated $10,950 for his services and was provided the use of an automobile.

     During the year ended December 31, 1995, the Company and Ronson Consumer Products were provided printing services by Michael Graphics, Inc., a New Jersey corporation, amounting to $99,313. A greater than 10% shareholder of Michael Graphics, Inc. is the son-in-law of the Company's President, who also serves as a director.

     During the year ended December 31, 1995, Ronson Consumer Products, Ronson Aviation and Ronson Metals retained the firm of Walder, Sondak & Brogan, P.A., Attorneys at Law, to perform legal services amounting to $69,662. Justin P. Walder, a principal in that firm, is a director and officer of the Company.

     Management believes that the terms received by the Company in these transactions are as favorable to the Company as the Company could receive from an unaffiliated third party.

                        REPORT ON EXECUTIVE COMPENSATION

     As stated above, the Board, as a whole, provides overall guidance of the Company's executive compensation program. The program covers the named executive officers, all other executive officers and other key employees. The program has three principal components: base salary, annual cash incentives under the Company's Management Incentive Plan ("MIP"), and stock options under the Company's 1987 and 1996 Incentive Stock Option Plans ("ISO Plans"). Mr. L.V.
Aronson's base salary is determined by the terms of his employment contract discussed above, except for the reductions which have been offered and accepted from time to time by Mr. L.V. Aronson. The amendments, also detailed above, to Mr. L.V. Aronson's employment contract and the reductions offered and accepted from time to time by Mr. L.V. Aronson have been reviewed and approved by the Board. The Board also reviews and approves the salaries of all of the other executive officers. Prior to the beginning of the fiscal year, the Board reviews and approves which employees participate in the Company's MIP and the criteria which will determine the cash awards under the plan to the participants after the close of the fiscal year. The Board also reviews and approves all awards under the Company's ISO Plans.

     The base salaries are intended to meet the requirements of the employment contract in effect for Mr. L.V. Aronson and to fairly compensate all the officers of the Company for the effective exercise of their responsibilities, their management of the business functions for which they are responsible, their extended period of service to the Company and their dedication and diligence in carrying out their responsibilities for the Company and its subsidiaries. In
1995 and prior years, increases have been granted to Mr. L.V. Aronson in accordance with terms of the employment contract, except for the above mentioned salary reductions offered and accepted from time to time by him. In 1995 and prior years, the Board, after review, has approved increases to the other executive officers.

     The Company's MIP is based on the financial performance of the Company and its subsidiaries and is adopted annually, after review, for the ensuing year by the Board. Each year the Board sets the formula for determining incentive compensation under the MIP for the Company and each subsidiary based upon (1) the amount net sales exceed thresholds established by the Board and (2) pretax profits as a percent of net sales. The Board determines who of the Company's and its subsidiaries' key employees are eligible to participate in the MIP and what each employee's level of participation may be. The thresholds set by the Board must be met by the end of the fiscal year in order for each eligible employee to receive an award under the MIP for that year.

     The stock options granted under the Company's ISO Plans are designed to create a proprietary interest in the Company among its executive officers and other key employees and reward these executive officers and other key employees directly for appreciation in the long-term price of the Company's Common Stock. The ISO Plans directly link the compensation of executive officers and other key employees to gains by the stockholders and encourages executive officers to adopt a strong stockholder orientation in their work. In 1995, options were granted to an executive officer of the Company.

     The above report is presented by the Board of Directors:

     Louis V. Aronson II            Gerard J. Quinnan
     Robert A. Aronson              Justin P. Walder
     Barton P. Ferris, Jr.          Saul H. Weisman
     Erwin M. Ganz

                                PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the cumulative total stockholder returns on the Company's Common Stock during the five fiscal years ended December 31, 1995 with the cumulative total returns of the NASDAQ Stock Market (U.S. Companies) Index and the Russell 2000 Index.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                  AMONG THE COMPANY, NASDAQ STOCK MARKET INDEX
                             AND RUSSELL 2000 INDEX


              [GRAPHIC -- GRAPH PLOTTED TO POINTS IN TABLE BELOW]

                                                     VALUE AS OF DECEMBER 31,
                                   --------------------------------------------------------
                                    1990      1991      1992      1993      1994      1995
                                   ------    ------    ------    ------    ------    ------
RONSON CORP.                       100.00    120.00     60.00    180.00    230.00    600.00

NASDAQ                             100.00    160.56    186.87    214.51    209.69    296.30

RUSSELL 2000                       100.00    146.05    172.94    205.64    201.89    259.31

     This graph assumes that $100 was invested in the Company's Common Stock on December 31, 1990, in the NASDAQ Stock Market (U.S. Companies) Index and in the Russell 2000 Index, and that dividends are reinvested.

     The Company has determined that it is not possible to identify a published industry or line-of-business index or a peer group of companies since the Company has two distinct lines of business. The Company has selected the Russell 2000 Index since it is composed of companies with small capitalizations.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Under SEC rules, the Company is required to review copies of beneficial ownership reports filed with the Company which are required under Section 16(a) of the Exchange Act by officers, directors and greater than 10% beneficial owners. Based solely on the Company's review of forms filed with the Company, the Company believes that no information is required to be reported under this item.

INDEPENDENT AUDITORS

     Demetrius & Company, L.L.C. has been selected and is recommended to stockholders for ratification as auditors for the year ending December 31, 1996. A representative of Demetrius & Company, L.L.C. is expected to attend the Meeting with the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the Meeting.

     The  Board  of  Directors   recommends  that   stockholders  vote  FOR  the
ratification of the selection of Demetrius & Company, L.L.C., and signed proxies returned unmarked will be voted FOR ratification.

     In July 1994, the Company notified its auditors, KPMG Peat Marwick LLP, that it had determined to discontinue using the services of KPMG Peat Marwick LLP ("former auditors") as its independent auditors. The discontinuation of the services of the former auditors was recommended and approved by the Company's Audit Committee and Board.

     In August 1994, the Company engaged Demetrius & Company, L.L.C. as its independent auditors. The engagement of Demetrius & Company, L.L.C. was recommended and approved by the Company's Audit Committee and Board. The Company did not consult with Demetrius & Company, L.L.C. on any matter during the two fiscal years ended December 31, 1993 and 1992, or during the subsequent interim period prior to the Company's discontinuation of the services of the former auditors.

     The reports of the former auditors on the Company's financial statements for the two years ended December 31, 1993 and 1992 were modified as to uncertainties. The uncertainties referred to in the former auditors' report on the Company's financial statements for the year ended December 31, 1993 related to an examination report from the Internal Revenue Service regarding the Retirement Plan and to substantial doubt about the Company's ability to continue as a going concern. The uncertainty referred to in the former auditors' report on the Company's financial statements for the year ended December 31, 1992 related to substantial doubt about the Company's ability to continue as a going concern. During the Company's two fiscal years ended December 31, 1993 and 1992 and the subsequent interim period prior to the Company's discontinuation of the services of the former auditors, there were no disagreements between the Company and the former auditors on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former auditors, would have caused it to make reference to such disagreements in connection with its reports.

APPROVAL OF THE RONSON CORPORATION 1996 INCENTIVE STOCK OPTION PLAN

     In 1983, the Company adopted the Ronson Corporation 1983 Incentive Stock Option Plan (the "1983 Plan"), which authorized the grant of options to purchase an aggregate of 66,666 shares of Common Stock on terms which would qualify the recipients of the options for favorable federal income tax treatment. In 1987, the Company adopted the Ronson Corporation 1987 Incentive Stock Option Plan (the "1987 Plan"), which authorized the grant of options to purchase an aggregate of 66,666 shares of Common Stock on terms which would qualify the recipients of the options for favorable federal income tax treatment. All of the options authorized pursuant to the 1983 and 1987 Plans have been granted, and options for 63,333 shares have been exercised.

     The Board believes that the 1983 and 1987 Plans have been successful in their objectives of helping to attract and retain qualified executive and other key personnel and improving the morale of such personnel by providing appropriate incentives for achievement, and the Board further considers it important for the future success of the Company to continue to grant stock options for these purposes. Since no more options are authorized under the 1983 and 1987 Plans, the Board has therefore adopted, subject to stockholder approval, the Ronson Corporation 1996 Incentive Stock Option Plan (the "1996 Plan"), which authorizes the grant of options to purchase up to an aggregate of 100,000 shares of Common Stock, on terms substantially the same as those of the 1987 Plan. If the stockholders do not approve the 1996 Plan, any options granted thereunder shall become null and void.

                           Shares Subject to the Plan

     Options to purchase an aggregate maximum of 100,000 shares of the Company's Common Stock may be granted under the 1996 Plan. Available shares include shares which are authorized but unissued or which are held by the Company as treasury stock. On June 26, 1996, the Executive Committee of the Board approved the grant of options to purchase a total of 64,934 shares under the 1996 Plan, subject to stockholder approval, leaving 35,066 shares still eligible for the grant of options under the 1996 Plan as of this date.

     If any option terminates or expires without having been exercised in full, the stock not purchased under such option shall again be available for the purposes of the 1996 Plan.

     If any change is made in the stock subject to the 1996 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), appropriate adjustment shall be made by the Board as to the maximum number of shares subject to the 1996 Plan, and the number of shares and price per share of stock subject to outstanding options.

                                   Eligibility

     Options may be granted to officers and other key employees of the Company or any of its subsidiaries. Directors are not eligible unless they are also officers or key employees of the Company or one of its subsidiaries.

     On June 26, 1996, the Executive Committee of the Board approved the grant of options under the 1996 Plan to purchase 64,934 shares to the following number of individuals, subject to stockholder approval:

                                                                  Non-Officer
                                                Officers         Key Employees
                                                --------         -------------
Ronson Corporation                                 4                  5
Ronson Consumer Products Corporation               2                  5
                                                  ---               ----
    Total                                          6                 10

     The Board has not yet determined the approximate number of officers and/or key employees to whom the remaining options available under the 1996 Plan may be granted.

     The grant of options to eligible employees is determined by the Board. However, no individual director is permitted to participate in the consideration or approval of any transactions under the 1996 Plan in which he is also interested in his capacity as an employee. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which options are exercisable for the first time by any employee during any calendar year may not exceed $100,000.

                                 Term of Options

     The full term of each option shall be for such period as the Board shall determine, but in no event shall such period exceed five years from the date such option may be granted. The options are not exercisable for a period of six months, and the Board may provide that options granted under the 1996 Plan may not be exercisable for a specified longer period following their grant. The options granted by the Executive Committee of the Board on June 26, 1996 to purchase 64,934 shares of Common Stock were for a term of five years.

                                  Option Price

     The exercise price of each option is the market price of the option shares at the close of trading on the date such option is granted, unless the employee owns stock possessing more than 10% of the total combined voting power of all the Common Stock, in which case the option price is 110% of the market price. The options granted by the Board on June 26, 1996 to purchase 64,934 shares of Common Stock were at an exercise price of $2.875 per share, except that options granted to Mr. L.V. Aronson to purchase 22,500 shares were at an exercise price of $3.1625 per share.

                               Exercise of Options

     Pursuant to the 1996 Plan, options must be exercised before the date upon which the optionee terminates employment from the Company (one year if employment terminates because of death or disability). Payment for shares may be tendered in cash or shares of the Common Stock of the Company or any combination thereof. In accordance with the Internal Revenue Code, options may be exercised even though there may be outstanding previously granted options. No option may be transferred by the employee except by will or otherwise upon his death.

                            Duration and Modification

     The 1996 Plan was adopted, subject to stockholder approval, on June 19, 1996. If approved, it will remain in force until June 19, 2006. The Board may terminate or from time to time suspend or amend the 1996 Plan, except that no amendment may, without approval of the stockholders of the Company, (a) increase the aggregate number of shares as to which options may be granted under the 1996 Plan, (b) change the minimum option exercise price, (c) increase the maximum period during which options may be exercised or (d) extend the effective period of the 1996 Plan.

                         Federal Income Tax Consequences

     There is no taxable income to an employee when an option under the 1996 Plan is granted to him or when that option is exercised; however, the amount by which the Fair Market Value of the shares at the time of exercise exceeds the option price will be an "item of tax preference" for the optionee. If any optionee exercises an option and does not dispose of the shares within two years after the date of the grant of the option nor within one year of the date the shares were transferred to the optionee, any gain realized upon disposition will be taxable to the optionee as a long-term capital gain and the Company will not be entitled to any deduction. However, if the optionee does not satisfy the applicable holding periods, the employee may recognize ordinary income depending on the value of the stock on the date of sale or other disposition. The Company will be entitled to a deduction only to the extent the employee must recognize ordinary income.

                      Market Value of Securities Called For

     As of July 19, 1996, the market value of the 64,934 shares of Common Stock subject to options under the 1996 Plan was approximately $203,000.

                                                     New Plan Benefits
                                    Ronson Corporation 1996 Incentive Stock Option Plan

                                                                    Dollar                           Number of
Name and Position                                               Value ($) (1)                  Shares under Option (2)
- ---------------------------------------------------------------------------------------------------------------------------
Louis V. Aronson II                                                    --                               22,500
  President & Chief Executive Officer

Daryl K. Holcomb                                                    2,500                               10,000
  Vice President & Chief Financial Officer,
  Controller & Treasurer

Executive Group                                                     4,625                               41,000
Non-Executive Director Group (3)                                       --                                   --
Non-Executive Officer Employee Group                                5,984                               23,934
- ---------------------------------------------------------------------------------------------------------------------------

(1) The dollar value of the options issued under the 1996 Plan was determined by comparing the closing price of the Company's Common Stock on July 19, 1996 of $3.125 per share to the option exercise price and multiplying by the number of shares issuable under the options granted. All options granted were at an exercise price of $2.875 per share, the market price on the date of the grant, except that the options granted to Mr. L.V. Aronson were at a price of $3.1625 per share.

(2) The options for the number of shares of Common Stock listed above were granted, subject to stockholder approval, on June 26, 1996.

(3) Directors of the Company who are not officers of the Company are not eligible to participate in the 1996 Plan.

     The above description of the 1996 Plan does not purport to include all of the terms of the 1996 Plan which is hereby incorporated by reference. Stockholders who request a copy of the Ronson Corporation 1996 Incentive Stock Option Plan will be provided with a copy at no cost. Requests should be directed to Mr. Daryl K. Holcomb, Vice President and Chief Financial Officer, P.O. Box 6707, Somerset, New Jersey, 08875, or by telephone at 908-469-8300.

                    Recommendation of the Board of Directors

     The Board of Directors recommends that stockholders vote FOR approval and ratification of the Ronson Corporation 1996 Incentive Stock Option Plan, and signed proxies returned unmarked will be voted FOR approval and ratification.

FINANCIAL STATEMENTS

     For financial statements of the Company and its subsidiaries, stockholders are requested to refer to the Company's Annual Report for 1995 sent to stockholders in June 1996.

MISCELLANEOUS

     Financial and other reports will be presented at the Meeting, and minutes of the previous meeting of stockholders will be made available for inspection by stockholders present at the Meeting, but it is not intended that any action will be taken in respect thereof.

     At the time of filing this proxy statement with the SEC, the Board was not aware that any matters not referred to herein would be presented for action at the Meeting. If any other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgement of the persons voting them. It is also intended that discretionary authority will be exercised with respect to the vote on any matters incident to the conduct of the Meeting.

     Proposals by stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company no later than March 31, 1997 in order to be included in the proxy statement and on the form of proxy which will be solicited by the Board in connection with that meeting.



                                                           Justin P. Walder
                                                           Secretary

Date: July 29, 1996



     Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Meeting, the Company will provide without charge a copy of its Annual Report on Form 10-K as filed with the SEC for the year 1995.

                              RONSON CORPORATION
                        1996 INCENTIVE STOCK OPTION PLAN

                                    ARTICLE I

                                     GENERAL

1.01.  Purpose.

                  This 1996 Incentive Stock Option Plan (the "Plan") is intended to provide a method whereby key employees of Ronson Corporation and its subsidiaries (the "Company") who are largely responsible for the management, growth and protection of the business, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Company, thus increasing their proprietary interest in the business, providing them with greater incentive, encouraging their continued employment and promoting the interests of the Company and its shareholders. Accordingly, the Company will, from time to time during the effective period of this Plan, grant to such employees as may be selected in the manner provided below options to purchase shares of the Common Stock of the Ronson Corporation ("Common Stock") subject to the conditions specified in this Plan.

                  This Plan is intended to qualify as an Incentive Stock Option Plan under the Code, and it is intended that any ambiguities contained herein be resolved accordingly.

1.02.  Administration.

                  (a) The Plan shall be administered by the Board of Directors (the "Committee") of Ronson Corporation as constituted from time to time. Each director who is eligible to participate in the Plan shall abstain from consideration or voting related to an option grant to that director, or any amendment of a previously granted option already held by that director.

                  (b) Subject to the provisions of the Plan and applicable legal requirements, the Committee shall have full and final authority in its discretion (i) to determine the employees to be granted ISOs (as defined in Section 2.01); (ii) to determine the number of shares of Common Stock subject to each ISO; (iii) to determine the time or times at which ISOs will be granted;
(iv) to determine the option price of the shares of Common Stock subject to each ISO; (v) to determine the time or times when each ISO becomes exercisable and the duration of the exercise period; (vi) to prescribe the form or forms of the instruments evidencing any ISOs granted under the Plan (which forms shall be consistent with this Plan but need not be identical); (vii) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; (viii) to construe and interpret the Plan, the rules and regulations and the instruments evidencing ISOs granted under the Plan; and
(ix) to make all other determinations deemed necessary or advisable for the administration of the Plan, and, in general to exercise full and final authority over all matters relating to the Plan, the powers denominated above being by way of example and not of limitation.

                  (c) Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

                  (d) One or more individuals (who need not be members of the Committee) may be appointed by the Committee as administrator of the Plan ("Administrator") to perform such non-discretionary administrative duties in connection with the Plan as may be delegated to the Administrator from time to time by the Committee.

1.03.  Eligibility for Participation.

                  Participants in the Plan shall be selected by the Committee from the executive officers and other key employees of the Company who occupy responsible positions and who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

1.04. Aggregate Limitation on Awards.

                  (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of Common Stock. The maximum number of shares of Common Stock which may be issued under the Plan shall be 100,000.

                  (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

                       (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of an ISO; and

                       (ii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of an ISO.

                  (c) Any shares of Common Stock subject to an ISO which for any reason is terminated, unexercised or expired shall again be available for issuance under the Plan.

1.05.  Effective Date and Term of Plan.

                  (a) The Plan shall become effective on the date on which it is adopted by the Board of Directors of the Ronson Corporation (the "Effective Date"), provided, however, that if the Plan is not approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the 1996 Annual Meeting of Shareholders of Ronson Corporation, the Plan and any ISOs granted thereunder shall terminate.

                  (b) No awards shall be made under the Plan after the date which is ten years after the Effective Date; provided, however, that the Plan and all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                                   ARTICLE II
                             INCENTIVE STOCK OPTIONS

2.01.  Award of Incentive Stock Options.

                  The Committee may, from time to time and subject to the provisions of the Plan and other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options" (intended to qualify as such under the provisions of Section 422 of the Code) ("ISOs") to purchase for cash or shares the number of shares of Common Stock allotted by the Committee. The date an ISO is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

2.02.  Incentive  Stock  Option Agreements.

                  The grant of an ISO shall be evidenced by a written agreement ("ISO Agreement"), executed by the Company and the holder of the ISO (the "optionee"), stating the number of shares of Common Stock subject to the ISO evidenced thereby, and in such form as the Committee may from time to time determine.

2.03.  Option Price.

                  The option price per share of Common Stock deliverable upon the exercise of an ISO shall be 100% of the fair market value of a share of Common Stock on the date the ISO is granted; provided, however, that in the case of an optionee who, at the time an ISO is granted to him, owns stock possessing more than 10% of the total combined voting power of all classes of stock of Ronson Corporation or any parent or subsidiary of Ronson Corporation, the option price per share shall be at least 110% of such fair market value.

2.04.  Term and Exercise.

                  Unless otherwise provided by the Committee in the applicable ISO Agreement, each ISO shall be fully exercisable six (6) months from the date of its grant and may be exercised during a period of five (5) years from the date of grant thereof (the "option term"). No ISO shall be exercisable after the expiration of its option term.

2.05 Manner of Payment.

                  Each ISO Agreement shall set forth the procedure governing the exercise of the ISO granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the optionee shall pay to the Company, in full, the option price for such shares with cash or, if authorized by the Committee in its discretion, with shares of Common Stock owned by such optionee having a fair market value equal to the option price of the shares as to which the ISO is being exercised.

2.06. Maximum Amount of ISO Grant.

                  The aggregate fair market value (determined on the date the option is granted) of Common Stock with respect to which (i) ISOs granted to an optionee under the Plan and (ii) incentive stock options granted to such optionee under any other plan of the Company become exercisable for the first time during any calendar year shall not exceed $100,000.

2.07.  Death of Optionee.

                  Upon the death of the optionee, any ISO exercisable on the date of death may be exercised by the optionee's estate or by a person who acquires the right to exercise such ISO by bequest or inheritance or by reason of the death of the optionee, provided that such exercise occurs within both the remaining option term of the ISO and one year after the optionee's death.

2.08.  Disability, Retirement or Termination of Employment by Company.

                  Upon the termination of the optionee's employment by reason of disability (as described in Section 22(e)(3) of the Code), retirement (at such age or upon such conditions as shall be specified by the Committee) or decision by the Company to terminate the optionee's employment ("Company Termination"), the optionee may, within (i) 12 months after the date of termination of employment due to disability or (ii) three months after the date of termination of employment due to retirement or Company termination, exercise any ISOs to the extent such ISOs were exercisable as of the date of such termination of employment.

2.09. Termination for Other Reasons.

                  Except as provided in Section 2.07 and 2.08 or except as otherwise determined by the Committee, all ISOs shall terminate upon the termination of the optionee's employment.


                                   ARTICLE III
                                  MISCELLANEOUS

3.01.  General Restriction.

                  Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any governmental regulatory body or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

3.02.  Non-Assignability.

                  No award under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

3.03.  Withholding Taxes.

                  Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

3.04. Right to Terminate Employment.

                  Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

3.05.  Non-Uniform Determinations.

                  The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

3.06.  Rights as a Shareholder.

                  The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

3.07.  Definitions.

                  In this Plan the following definitions shall apply:

                  (a) The terms "parent" and "subsidiary" shall have the respective meanings ascribed to the terms "parent corporation" and "subsidiary corporation" under Sections 424(e) and (f) of the Code.

                  (b) "Code" shall refer to the Internal Revenue Code of 1986, as amended from time to time, and reference to a Section of the Code shall include such Section as it is currently in force or as it may from time to time be amended or to any analogous successor provision.

                  (c) "Fair market value" as of any date and in respect of any share of Common Stock means the closing price on such date (or, if shares of Common Stock shall not have been traded on such date, on the first immediately preceding day on which shares of Common Stock were traded) as reported in the consolidated trading tables of The Wall Street Journal (presently the Nasdaq SmallCap Market) or any other publication selected by the Committee, provided that, if shares of Common Stock shall not have been traded on the Nasdaq
SmallCap Market or other recognized market for more than ten (10) days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be as determined by the Committee in such other manner as it may deem appropriate.

3.08. Adjustments.

                  In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to ISOs theretofore granted under the Plan, and any and all other matters deemed appropriate by the Committee.

3.09. Amendment of the Plan.

                  (a) The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend the Plan or condition or modify awards under the Plan in response to changes in tax, securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or to comply with stock exchange rules or requirements.

                  (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareholder approval, the Committee may not (i) increase the maximum number of shares of Common Stock that may be issued under the Plan (other than increases pursuant to Section 3.08), (ii) extend the period during which any award may be granted or exercised or (iii) extend the term of the Plan. Except as provided in subsection (a), the termination or any modification or amendment of the Plan shall, not without the consent of a participant, affect his or her rights under an award previously granted to him or her.

                                 REVOCABLE PROXY
                               RONSON CORPORATION
                  Corporate Park III, Campus Dr., P.O. Box 6707
                           Somerset, New Jersey 08875

[ X ]   PLEASE MARK VOTES
        AS IN THIS EXAMPLE

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 27, 1996

  The undersigned, revoking all previous proxies, hereby appoints LOUIS V. ARONSON II, JUSTIN P. WALDER and ERWIN M. GANZ, and each of them, proxies of the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 10:00 a.m. (Eastern Daylight Time) on August 27, 1996 at the Quality Inn, 1850 Easton Avenue, Somerset, New Jersey, and at any adjournment thereof, as indicated below on those matters described in the proxy statement and in accordance with their discretion on such other matters as may properly come before the meeting.

The Board of Directors RECOMMENDS a vote "FOR" Proposals (1), (2) and (3).

1. ELECTION OF DIRECTORS

Nominees:

Class III (terms expire at 1999 Annual Meeting of Stockholders):
Louis V. Aronson II        Barton P. Ferris, Jr.

Class I (term expires at 1997 Annual Meeting of Stockholders):
Gerard J. Quinnan

[   ] For         [   ] Withhold         [   ] For All Except

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

- --------------------------------------------------------------------------------

2. To ratify the appointment of DEMETRIUS & COMPANY, L.L.C. as independent auditors for the year 1996.

   [   ] For         [   ] Against         [   ] Abstain

3. To approve and ratify the Ronson  Corporation  1996  Incentive  Stock  Option
   Plan.

   [   ] For         [   ] Against         [   ] Abstain

  THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE PROXY WILL BE VOTED (i) FOR THE ELECTION OF ALL THREE (3) NOMINEES FOR DIRECTORS LISTED ON THIS PROXY; (ii) FOR RATIFICATION OF THE APPOINTMENT OF DEMETRIUS & COMPANY, L.L.C. AS INDEPENDENT AUDITORS FOR THE YEAR 1996; AND (iii) FOR APPROVAL AND RATIFICATION OF THE RONSON CORPORATION 1996 INCENTIVE STOCK OPTION PLAN.

Please sign and date this Proxy in the box below.

- --------------------------------------------------------------------------------
Date

- --------------------------------------------------------------------------------
Stockholder(s) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.


                               RONSON CORPORATION

  Please sign your name (or names) exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY